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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of Earliest event reported) November 14, 2000

                             Hydrogiene Corporation
             (Exact Name of Registrant as Specified in its Charter)

           Florida                       0-26417                 91-1853701
(State or other jurisdiction         Commission File           (IRS Employer
     of incorporation)                     No.               Identification No.)

12335 World Trade Drive, San Diego, California                      92128
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (858) 675-8033


          (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 14, 2000 the Board of Directors of Hydrogiene Corporation ("Hydrogiene" or the "Company") appointed the firm of Blum and Clark Accountancy Group, Certified Public Accountants as the Company's auditors replacing Weinberg & Company, P.A., ("Weinberg") which firm was dismissed by the Board of Directors effective the same date, as reported on Form 8-K on November 15, 2000.

         The decision to dismiss Weinberg was recommended and approved by the Company's Board of Directors. In addition, the Company's Board of Directors has retained Blum and Clark Accountancy Group as its new independent public accountants.

         None of the reports of Weinberg on the Company's audited financial statements for the year ended December 31, 1999 and the unaudited financial statements for the interim periods ended March 31, 2000 and June 30, 2000 contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements as of and for the year ended December 31, 1999 and for the Company's unaudited financial statements for the interim periods through June 30, 2000, there have been no disagreements with Weinberg & Company, P.A. on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A. would have caused Weinberg to make references to its reports on the Company's financial statements as of and for the year ended December 31, 1999 and the interim periods through June 30, 2000, and none of the events described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during such period with respect to the Company or Weinberg.

ITEM 7.  FINANCIALS STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         16.1* Letter from Weinberg & Company, P.A. stating Weinberg's concurrence with the foregoing disclosures is included as Exhibit 16.1 to this Form 8-K report.

         Exhibit No.       Description
         -----------       -----------
         16.1*             Letter from Weinberg & Company, P.A. stating
                           Weinberg's concurrence with the foregoing disclosures
                           is included as Exhibit 16.1 to this Form 8-K report.

*        Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HYDROGIENE CORPORATION

                                   By: /s/  John Bailey
                                       -----------------------------------------
                                            John Bailey
                                            Chief Executive Officer and Director


                                            Date: December 7, 2000